Related Party Transactions (Tables)	6 Months Ended
Jun. 30, 2023
Related Party Transactions [Abstract]
Disclosure of transactions with existing related parties	Receivables: The balances with Avenir as of June 30, 2023 and December 31, 2022 consisted of the following:

(in thousands of $)	June 30, 2023	December 31, 2022
Avenir	7,093	3,472
Total	7,093	3,472

Disclosure of transactions with former related parties
Net revenues: The following table represent the transactions with CoolCo and its subsidiaries for the period from January 1, 2023 to March 2, 2023 and for the six months ended June 30, 2022:

(in thousands of $)	Period ended January 1, 2023 to March 2, 2023	Six months ended June 30, 2022
Management and administrative services revenue (1)	588	1,160
Ship management fees revenue (2)	—	1,249
Ship management fees expense (3)	(333)	—
Debt guarantee fees (4)	175	279
Commitment fee (5)	21	54
Total	451	2,742
(1) Management and administrative services revenue – Golar Management Limited (“Golar Management”), a wholly-owned subsidiary of Golar, and Golar Management (Bermuda) Ltd, entered into the transition services agreement with CoolCo (the “CoolCo TSA” which was subsequently replaced with the CoolCo ASA), pursuant to which we provided corporate administrative services to CoolCo. The CoolCo ASA expired on June 30, 2023.
(2) Ship management fee revenue – We provided commercial and technical management to the LNG carriers subsequent to their disposal to CoolCo under the existing management agreements, however the CoolCo TSA revised the annual management fee payable to us per vessel. On June 30, 2022, upon completion of the CoolCo Disposal, the ship management agreements were terminated.
(3) Ship management fee expense – Following completion of the CoolCo Disposal in June 2022, we entered into ship management agreements with CoolCo, for CoolCo to manage our LNG carriers, the Golar Arctic and Golar Tundra, and we pay ship management fees which amounted to $0.2 million for the period from January 1, 2023 to March 2, 2023. We also entered into an agreement to sub-contract our contractual vessel management obligations for the LNG Croatia, which amounted to $0.1 million for the period from January 1, 2023 to March 2, 2023. There was no comparable expense incurred for the same period in six months ended June 30, 2022.
(4) Debt guarantee fees – We agreed to remain as the guarantor of the payment obligations for the sale and lease-back obligations of two of the disposed subsidiaries, which are the disponent owners of the Golar Ice and Golar Kelvin, in exchange for a guarantee fee of 0.5% on the outstanding principal balances of $193.8 million. The compensation amounted to $0.2 million and $0.3 million for the period from January 1, 2023 to March 2, 2023 and for the six months ended June 30, 2022, respectively.
(5) Commitment fee – We advanced a two years revolving credit facility of $25.0 million to CoolCo which bears a fixed interest rate and commitment fee on the undrawn loan of 5% and 0.5% per annum, respectively. The commitment fee amounted to $21.0 thousand and $54.0 thousand for the period from January 1, 2023 to March 2, 2023 and for the six months ended June 30, 2022, respectively. CoolCo terminated the revolving credit facility on May 28, 2023.

Receivables: The balances with CoolCo and its subsidiaries as of December 31, 2022 consisted of the following:

(in thousands of $)	December 31, 2022
Balance due from CoolCo and subsidiaries (6)	394
(6) Balances due from CoolCo and its subsidiaries - Amounts due to/from CoolCo and its subsidiaries are comprised primarily of unpaid management services, amounts arising from the results of CoolCo’s vessels participating in the Cool Pool, revolving credit facility, commitment fees and other related arrangements. Payables and receivables are generally settled quarterly in arrears. Balances owing to or due from CoolCo and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business.